UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:(410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2020, Medifast, Inc. (the “Company”) and Timothy G. Robinson, the Company’s Chief Financial Officer, agreed that Mr. Robinson will depart from his position as Chief Financial Officer and any and all other positions he holds as an officer or employee of the Company, effective March 31, 2020. Mr. Robinson’s departure was not the result of any disagreement with the Company nor any issue related to the Company’s financial statements or accounting practices.

In connection with Mr. Robinson’s departure, the Company has commenced a search for a permanent replacement. On March 4, 2020, the Company appointed Joseph P. Kelleman, Vice President of Finance, and the Company’s Corporate Controller until February 4, 2020, as interim Chief Financial Officer effective April 1, 2020, and designated him to serve as principal financial officer of the Company on an interim basis until such time as Mr. Robinson’s permanent successor is named. Mr. Kelleman served as the Company’s Corporate Controller from December 2012 to February 2020. Prior to that, Mr. Kelleman served as the Director of Finance Supply Chain from February 2012 to December 2012, and Interim Chief Financial Officer from December 2012 until February 2013.

Mr. Kelleman has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Kelleman and any other person pursuant to which he is being appointed as the principal financial officer of the Company.

Item 7.01	Regulation FD Disclosure.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Medifast Announces Chief Financial Officer Transition
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Jason L. Groves, Esq.
Jason L. Groves, Esq. Executive Vice President, General Counsel and Corporate Secretary

Dated: March 5, 2020

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